EXHIBIT 10.5

EQUITY LINE OF CREDIT AGREEMENT

AGREEMENT dated as of March 15, 2003 (the "AGREEMENT")  between CORNELL CAPITAL PARTNERS,  LP, a Delaware limited partnership (the "INVESTOR"),  and CYBERLUX  CORPORATION,  a corporation organized and existing under the laws of the State of Nevada (the "COMPANY").

WHEREAS,  the  parties  desire  that,  upon the terms and  subject  to the conditions  contained herein,  the Company shall issue and sell to the Investor, from time to time as provided  herein,  and the Investor shall purchase from the Company up to $10,000,000 of the Company's  common stock,  par value $0.001 per share (the "COMMON STOCK"), for a total purchase price of $10,000,000; and

WHEREAS,  such investments will be made in reliance upon the provisions of Regulation D ("REGULATION D") of the Securities Act of 1933, as amended, and the regulations  promulgated  there under (the  "SECURITIES  ACT"), and or upon such other exemption from the registration  requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

WHEREAS,  the Company has engaged  Westrock  Advisors,  Inc. to act as the Company's exclusive placement agent in connection with the sale of the Company's Common Stock to the Investor hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I.
CERTAIN DEFINITIONS

Section 1.1.     "ADVANCE" shall mean the portion of the Commitment Amount requested by the Company in the Advance Notice.

Section 1.2.     "ADVANCE  DATE"  shall  mean  the  date  Butler  Gonzalez LLP/First  Union Escrow Account is in receipt of the funds from the Investor and Butler Gonzalez LLP, as the Investor's Counsel, is in possession of free trading shares from the Company and  therefore an Advance by the Investor to the Company can be made and Butler  Gonzalez LLP can release the free trading  shares to the Investor.  No Advance  Date shall be less than six (6)  Trading  Days after an Advance Notice Date.

Section 1.3.     "ADVANCE  NOTICE"  shall  mean a  written  notice  to the Investor  setting  forth the Advance  amount that the Company  requests from the Investor and the Advance Date.

Section 1.4.     "ADVANCE  NOTICE  DATE"  shall mean each date the Company delivers to the  Investor an Advance  Notice  requiring  the Investor to advance funds to the Company,  subject to the terms of this Agreement. No Advance Notice Date shall be less than six (6)  Trading  Days after the prior  Advance  Notice Date.

Section 1.5.     "BID  PRICE"  shall  mean,  on any date,  the closing bid price (as  reported  by  Bloomberg  L.P.) of the Common  Stock on the  Principal Market or if the Common Stock is not traded on a Principal  Market,  the highest reported  bid  price  for  the  Common  Stock,  as  furnished  by  the  National Association of Securities Dealers, Inc.

Section 1.6.     "CLOSING"  shall mean one of the  closings  of a purchase and sale of Common Stock pursuant to Section 2.3.

Section 1.7.  "COMMITMENT AMOUNT" shall mean the aggregate amount of up to $10,000,000  which the Investor has agreed to provide to the Company in order to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement.

Section 1.8.  "COMMITMENT  PERIOD" shall mean the period commencing on the earlier to occur of (i) the  Effective  Date,  or (ii) such  earlier date as the Company and the  Investor  may  mutually  agree in writing,  and expiring on the earliest to occur of (x) the date on which the Investor  shall have made payment of Advances  pursuant to this  Agreement in the aggregate  amount of Ten Million Dollars  ($10,000,000),  (y) the date this  Agreement is terminated  pursuant to Section  2.5,  or (z) the date  occurring  twenty-four  (24)  months  after  the Effective Date.

Section 1.9.     "COMMON STOCK" shall mean the Company's common stock, par value $0.001 per share.

Section 1.10.    "CONDITION  SATISFACTION DATE" shall have the meaning set forth in Section 7.2.

Section 1.11.    "DAMAGES" shall mean any loss, claim, damage,  liability, costs and expenses (including,  without limitation,  reasonable  attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

Section 1.12.    "EFFECTIVE  DATE"  shall  mean the date on which  the SEC first declares effective a Registration  Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).

Section 1.13.    "ESCROW  AGREEMENT" shall mean the escrow agreement among the Company, the Investor,  the Investor's Counsel and First Union National Bank dated the date hereof.

Section 1.14.    "EXCHANGE ACT" shall mean the Securities  Exchange Act of 1934, as amended, and the rules and regulations promulgated there under.

Section 1.15.    "MATERIAL  ADVERSE  EFFECT"  shall  mean  any  condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this  Agreement  or the  Registration  Rights  Agreement  in any  material respect.

Section 1.16.    "MARKET PRICE" shall mean the lowest closing Bid Price of the Common Stock during the Pricing Period.

Section 1.17.  "MAXIMUM ADVANCE AMOUNT" shall be equal up to $440,000,  in the aggregate, in the aggregate, in any thirty (30) calendar day period and a maximum of $110,000 per Put.

Section 1.18     "NASD" shall mean the National  Association of Securities Dealers, Inc.

Section 1.19     "PERSON"  shall  mean an  individual,  a  corporation,  a partnership, an association, a trust or other entity or organization,  including a government or political subdivision or an agency or instrumentality thereof.

Section 1.20     "PLACEMENT  AGENT" shall mean Westrock  Advisors,  Inc. a registered broker-dealer.

Section 1.21     "PRICING  PERIOD"  shall  mean the  five (5)  consecutive Trading Days after the Advance Notice Date.

Section 1.22     "PRINCIPAL MARKET" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange,  the OTC Bulletin Board or the New York Stock Exchange,  whichever is at the time the principal  trading exchange or market for the Common Stock.

Section 1.23     "Purchase Price" shall be set at ninety five percent (95%) of the Market Price during the Pricing Period.

Section 1.24     "REGISTRABLE  SECURITIES" shall mean the shares of Common Stock (i) in respect of which the  Registration  Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances  meeting all of the applicable  conditions of Rule 144 (or any similar  provision then in force)  under the  Securities  Act  ("Rule  144") or (iii)  which  have not been otherwise  transferred to a holder who may trade such shares without restriction under the  Securities  Act, and the Company has delivered a new  certificate  or other  evidence of  ownership  for such  securities  not  bearing a  restrictive legend.

Section 1.25     "REGISTRATION    RIGHTS   AGREEMENT"   shall   mean   the Registration Rights Agreement dated the date hereof, regarding the filing of the Registration  Statement for the resale of the  Registrable  Securities,  entered into between the Company and the Investor.

Section 1.26     "REGISTRATION   STATEMENT"   shall  mean  a  registration statement  on Form S-1 or SB-2  (if use of such  form is then  available  to the Company  pursuant  to the  rules  of the SEC and,  if not,  on such  other  form promulgated  by the SEC for which the Company then  qualifies  and which counsel for the Company  shall deem  appropriate,  and which form shall be available for the  resale  of the  Registrable  Securities  to be  registered  there  under in accordance  with the  provisions of this Agreement and the  Registration  Rights Agreement,  and in accordance  with the intended  method of distribution of such securities),  for  the  registration  of  the  resale  by  the  Investor  of the Registrable Securities under the Securities Act.

Section 1.27     "REGULATION  D" shall have the  meaning  set forth in the recitals of this Agreement.

Section 1.28     "SEC" shall mean the Securities and Exchange Commission.

Section 1.29     "SECURITIES  ACT" shall have the meaning set forth in the recitals of this Agreement.

Section 1.30     "SEC DOCUMENTS" shall mean Annual Reports on Form 10-KSB, Quarterly  Reports  on Form  10-QSB,  Current  Reports  on Form  8-KSB and Proxy Statements  of the  Company as  supplemented  to the date  hereof,  filed by the Company for a period of at least twelve (12) months  immediately  preceding  the date hereof or the Advance  Date, until such  time  as  the  Company  no  longer  has  an  obligation  to  maintain  the effectiveness  of a  Registration  Statement  as set  forth in the  Registration Rights Agreement.

Section 1.31     "TRADING  DAY" shall  mean any day  during  which the New York Stock Exchange shall be open for business.

ARTICLE II.
ADVANCES

Section 2.1.      Investments.
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(a)     ADVANCES.  Upon the terms and  conditions  set forth  herein (including,  without  limitation,  the provisions of Article VII hereof), on any Advance  Notice Date the  Company may request an Advance by the  Investor by the delivery  of an Advance  Notice.  The number of shares of Common  Stock that the Investor  shall  receive for each Advance  shall be  determined  by dividing the amount of the Advance by the  Purchase  Price.  No  fractional  shares  shall be issued.  Fractional  shares  shall be rounded to the next higher whole number of shares.  The aggregate maximum amount of all Advances that the Investor shall be obligated to make under this Agreement shall not exceed the Commitment Amount.

(b)     The  Company  acknowledges  that the  Investor  may sell the Company's  Common  Stock  purchased  pursuant  to an Advance  Notice  during the corresponding Pricing Period.

Section 2.2.      Mechanics.
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(a)     ADVANCE  NOTICE.  At any time during the Commitment  Period, the  Company  may  deliver an  Advance  Notice to the  Investor,  subject to the conditions  set forth in Section 7.2;  provided,  however,  unless waived by the Investor,  the  amount  for each  Advance as  designated  by the  Company in the applicable  Advance Notice, as well as the aggregate amount of multiple Advances in any thirty  (30)  calendar  day  period,  shall not be more than the  Maximum Advance Amount.  The aggregate amount of the Advances pursuant to this Agreement shall not exceed the Commitment Amount,  unless otherwise agreed by the Investor in the Investor's sole and absolute  discretion.  The Company  acknowledges that the Investor may sell shares of the Company's Common Stock  corresponding with a particular  Advance  Notice on the day the  Advance  Notice is  received  by the Investor.  There will be a minimum of ten (10) Trading Days between each Advance Notice Date.

(b)     DATE OF DELIVERY OF ADVANCE NOTICE.  An Advance Notice shall be deemed  delivered  on (i) the  Trading Day it is  received  by  facsimile  or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time,  or (ii) the  immediately  succeeding  Trading  Day if it is  received  by facsimile or otherwise  after 12:00 noon Eastern Time on a Trading Day or at any time on a day  which is not a  Trading  Day.  No  Advance  Notice  may be deemed delivered, on a day that is not a Trading Day.

            (c)     PRE-CLOSING SHARE CREDIT. Within two (2) business days after the Advance Notice Date, the Company shall credit shares of the Company's Common Stock to the  Investor's  balance  account  with The  Depository  Trust  Company through its Deposit  Withdrawal At Custodian  system,  in an amount equal to the amount  of the  requested  Advance  divided  by the  closing  Bid  Price  of the Company's Common Stock as of the Advance Notice Date multiplied by one point one (1.1).  Any  adjustments to the number of shares to be delivered to the Investor at the  Closing  as a result of  fluctuations  in the  closing  Bid Price of the Company's  Common Stock shall be made as of the date of the Closing.  Any excess shares  shall be credited to the next  Advance.  In no event shall the number of shares  issuable to the  Investor  pursuant  to an Advance  exceed nine and 9/10 percent (9.9%) of the then outstanding Common Stock of the Company.

            (d)     HARDSHIP.  In the event  the  Investor  sells the  Company's Common Stock  pursuant to subsection  (c) above and the Company fails to perform its obligations as mandated in Section 2.5 and 2.2 (c), and  specifically  fails to  provide  the  Investor  with the shares of Common  Stock for the  applicable Advance,  the Company  acknowledges  that the Investor  shall  suffer  financial hardship  and  therefore  shall be liable for any and all  losses,  commissions, fees, or financial hardship caused to the Investor.

      Section 2.3.  CLOSINGS.  On each  Advance  Date,  which shall be seven (7) Trading Days after an Advance  Notice Date, (i) the Company shall deliver to the Investor's Counsel,  as defined pursuant to the Escrow Agreement,  shares of the Company's  Common Stock,  representing the amount of the Advance by the Investor pursuant to Section 2.1 herein,  registered  in the name of the  Investor  which shall be delivered to the Investor,  or otherwise in accordance  with the Escrow Agreement and (ii) the Investor  shall deliver to First Union National Bank (the "ESCROW  AGENT") the amount of the Advance  specified  in the Advance  Notice by wire  transfer of  immediately  available  funds which shall be delivered to the Company, or otherwise in accordance with the Escrow Agreement.  In addition,  on or prior to the Advance Date, each of the Company and the Investor shall deliver to the other  through the  Investor's  Counsel all  documents,  instruments  and writings  required to be  delivered  or  reasonably  requested by either of them pursuant to this  Agreement  in order to implement  and effect the  transactions contemplated  herein.  Payment  of  funds to the  Company  and  delivery  of the Company's  Common  Stock to the  Investor  shall  occur in  accordance  with the conditions  set  forth  above  and  those  contained  in the  Escrow  Agreement; PROVIDED,  HOWEVER,  that to the  extent  the  Company  has not paid  the  fees, expenses,  and  disbursements  of the  Investor  or its  Investor's  counsel  in accordance  with  Section  12.4,  the  amount  of  such  fees,   expenses,   and disbursements may be deducted by the Investor (and shall be paid to the relevant party) from the amount of the Advance  with no reduction in the amount of shares of the Company's Common Stock to be delivered on such Advance Date.

Section 2.4.  TERMINATION OF INVESTMENT. The obligation of the Investor to make an  Advance to the  Company  pursuant  to this  Agreement  shall  terminate permanently  (including  with  respect  to an  Advance  Date  that  has  not yet occurred)  in the event that (i) there shall occur any stop order or  suspension of the  effectiveness  of the  Registration  Statement for an aggregate of fifty (50)  Trading  Days,  other  than due to the acts of the  Investor,  during  the Commitment  Period,  and (ii) the Company  shall at any time fail  materially to comply with the  requirements of Article VI and such failure is not cured within thirty (30) days after receipt of written  notice from the  Investor,  provided, however,  that  this  termination  provision  shall  not  apply  to  any  period commencing upon the filing of a  post-effective  amendment to such  Registration Statement  and ending upon the date on which such post  effective  amendment  is declared effective by the SEC.

Section 2.5.      Agreement to Advance Funds.
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(a)     The Investor  agrees to advance the amount  specified in the Advance  Notice to the Company  after the  completion  of each of the  following conditions and the other conditions set forth in this Agreement:

(i)    the  execution  and  delivery by the  Company,  and the Investor, of this Agreement, and the Exhibits hereto;

(ii)   Investor's  Counsel  shall have  received the shares of Common Stock applicable to the Advance in accordance with Section 2.2(c) hereof;

(iii)  the Company's  Registration  Statement  with respect to the resale of the  Registrable  Securities in  accordance  with the terms of the Registration Rights Agreement shall have been declared effective by the SEC;

(iv)   the Company  shall have  obtained all material  permits and  qualifications  required by any applicable  state for the offer and sale of the Registrable  Securities,  or shall have the availability of exemptions there from.  The sale and  issuance  of the  Registrable  Securities  shall be legally permitted by all laws and regulations to which the Company is subject;

(v)    the Company  shall have filed with the  Commission in a timely manner all reports,  notices and other documents required of a "reporting company" under the Exchange Act and applicable Commission regulations;

(vi)   the fees as set forth in Section  12.4 below shall have been paid or can be withheld as provided in Section 2.3; and

(vii)  the conditions set forth in Section 7.2 shall have been satisfied.

(viii) The  Company  shall have  provided  to the  Investor an acknowledgement,  to  the  satisfaction  of the  Investor,  from  the  Company's accountants as to the accountant's  ability to provide all consents  required in order to file a registration statement in connection with this transaction;

(xi)   The Company's transfer agent shall be DWAC eligible.

Section 2.6.      Lock Up Period.
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(i)     The Company  shall not,  without the prior  consent of the Investor,  issue or sell (i) any Common Stock without consideration or for a consideration  per share less than the Bid Price on the date of issuance or (ii) issue or sell any warrant,  option, right, contract,  call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration  or for a  consideration  per share less than the Bid Price on the date of issuance.

(ii)    The officers and directors of the Company hereby agree to only sell shares of their Common Stock in compliance  with the volume  limitation of Rule 144 and with the prior approval of the Investor which  approval shall not be unreasonable withheld.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF INVESTOR

Investor  hereby  represents and warrants to, and agrees with, the Company that the  following  are true and as of the date  hereof and as of each  Advance Date:

Section 3.1.  Organization  and   Authorization.   The  Investor  is  duly incorporated  or  organized  and  validly  existing in the  jurisdiction  of its incorporation  or  organization  and has all  requisite  power and  authority to purchase and hold the securities issuable hereunder.  The decision to invest and the execution and delivery of this Agreement by such Investor,  the  performance by such  Investor of its  obligations  hereunder  and the  consummation  by such Investor of the transactions  contemplated  hereby have been duly authorized and requires no other  proceedings on the part of the Investor.  The undersigned has the right,  power and  authority to execute and deliver this  Agreement  and all other  instruments  (including,  without  limitations,  the Registration  Rights Agreement), on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and,  assuming the  execution and delivery  hereof and acceptance thereof by the Company,  will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

Section 3.2.  EVALUATION  OF RISKS.  The Investor has such  knowledge  and experience in financial tax and business  matters as to be capable of evaluating the  merits  and risks of,  and  bearing  the  economic  risks  entailed  by, an investment  in the Company and of protecting  its  interests in connection  with this  transaction.  It recognizes that its investment in the Company  involves a high degree of risk.

Section 3.3.  NO LEGAL ADVICE FROM THE COMPANY. The Investor  acknowledges that it had the  opportunity  to  review  this  Agreement  and the  transactions contemplated  by this Agreement with his or its own legal counsel and investment and tax  advisors.  The Investor is relying  solely on such counsel and advisors and  not on any  statements  or  representations  of the  Company  or any of its representatives  or agents for legal,  tax or investment  advice with respect to this  investment,  the  transactions  contemplated  by  this  Agreement  or  the securities laws of any jurisdiction.

Section 3.4.  INVESTMENT  PURPOSE.  The securities are being  purchased by the  Investor for its own account,  for  investment  and without any view to the distribution, assignment or resale to others or fractionalization in whole or in part.  The Investor  agrees not to assign or in any way transfer the  Investor's rights to the  securities  or any  interest  therein and  acknowledges  that the Company  will not  recognize  any  purported  assignment  or transfer  except in accordance with applicable  Federal and state  securities  laws. No other person has or will have a direct or indirect beneficial interest in the securities. The Investor  agrees not to sell,  hypothecate or otherwise  transfer the Investor's securities  unless the securities  are  registered  under Federal and applicable state securities laws or unless,  in the opinion of counsel  satisfactory to the Company, an exemption from such laws is available.

Section 3.5.  ACCREDITED INVESTOR. Investor is an "Accredited Investor" as that term is defined in Rule 501(a)(3) of Regulation D of the Securities Act.

Section 3.6.  INFORMATION.   The  Investor  and  its  advisors   (and  its counsel),  if any,  have  been  furnished  with all  materials  relating  to the business,  finances  and  operations  of the Company and  information  it deemed material  to  making an  informed  investment  decision.  The  Investor  and its advisors,  if any,  have been afforded the  opportunity  to ask questions of the Company and its  management.  Neither such inquiries nor any other due diligence investigations  conducted  by such  Investor  or its  advisors,  if any,  or its representatives  shall modify,  amend or affect the Investor's  right to rely on the Company's  representations and warranties  contained in this Agreement.  The Investor  understands  that its  investment  involves a high degree of risk. The Investor is in a position  regarding the Company,  which, based upon employment, family  relationship  or economic  bargaining  power,  enabled and enables  such Investor to obtain  information from the Company in order to evaluate the merits and risks of this investment. The Investor has sought such accounting, legal and tax  advice,  as it has  considered  necessary  to make an  informed  investment decision with respect to this transaction.

Section 3.7.  RECEIPT OF  DOCUMENTS.  The  Investor  and its  counsel  has received and read in their entirety: (i) this Agreement and the Exhibits annexed hereto;  (ii) all due  diligence and other  information  necessary to verify the accuracy and  completeness  of such  representations,  warranties and covenants; (iii) the Company's  Form 10-KSB?A for the year ended year ended December 31,  2001 and Form 10-QSB for the periods ended  September 30, 2002; and (iv) answers to all questions the Investor submitted to the Company regarding an investment in the Company; and has relied on the  information  contained therein and has not been furnished any other documents,  literature,  memorandum or prospectus.

Section 3.8.  REGISTRATION  RIGHTS  AGREEMENT  AND ESCROW  AGREEMENT.  The parties have  entered  into the  Registration  Rights  Agreement  and the Escrow Agreement, each dated the date hereof.

Section 3.9.  NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates,  nor any person  acting on its or their  behalf,  has engaged in any form of general  solicitation  or general  advertising  (within  the  meaning of Regulation D under the Securities  Act) in connection  with the offer or sale of the shares of Common Stock offered hereby.

Section 3.10. NOT AN AFFILIATE.  The Investor is not an officer,  director or a person that  directly,  or indirectly  through one or more  intermediaries, controls or is controlled by, or is under common control with the Company or any "Affiliate"  of the  Company  (as  that  term  is  defined  in  Rule  405 of the Securities  Act).  Neither the  Investor  nor its  Affiliates  has an open short position in the Common  Stock of the Company,  and the  Investor  agrees that it will not,  and that it will  cause its  Affiliates  not to,  engage in any short sales of or hedging transactions with respect to the Common Stock, provided that the Company  acknowledges  and agrees that upon receipt of an Advance Notice the Investor  will sell the  Shares to be issued  to the  Investor  pursuant  to the Advance Notice, even if the Shares have not been delivered to the Investor.

ARTICLE IV.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as stated below, on the disclosure schedules attached hereto or in the SEC Documents (as defined herein), the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof:

Section 4.1.  ORGANIZATION   AND   QUALIFICATION.   The  Company  is  duly incorporated  or  organized  and  validly  existing in the  jurisdiction  of its incorporation  or  organization  and  has  all  requisite  power  and  authority corporate  power to own its properties and to carry on its business as now being conducted.  Each of the  Company and its  subsidiaries  is duly  qualified  as a foreign  corporation  to do business and within ten (10) days of the date hereof will be in good  standing  in every  jurisdiction  in which  the  nature  of the business  conducted  by it makes  such  qualification  necessary,  except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

Section 4.2.  AUTHORIZATION,    ENFORCEMENT,    COMPLIANCE    WITH   OTHER INSTRUMENTS.  (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and any related  agreements,  in accordance with the terms hereof and thereof,  (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement and any related  agreements by the Company and the consummation by it of the  transactions  contemplated  hereby  and  thereby,  have  been duly authorized  by the  Company's  Board of  Directors  and no  further  consent  or authorization  is  required  by the  Company,  its  Board  of  Directors  or its stockholders,  (iii) this Agreement,  the  Registration  Rights  Agreement,  the Escrow  Agreement  and any  related  agreements  have  been  duly  executed  and delivered  by  the  Company,  (iv)  this  Agreement,   the  Registration  Rights Agreement,  the Escrow Agreement and assuming the execution and delivery thereof and acceptance by the Investor and any related  agreements  constitute the valid and  binding  obligations  of the  Company  enforceable  against  the Company in accordance  with their terms,  except as such  enforceability  may be limited by general   principles   of   equity   or   applicable   bankruptcy,   insolvency, reorganization,   moratorium,  liquidation  or  similar  laws  relating  to,  or affecting generally, the enforcement of creditors' rights and remedies.

Section 4.3.  CAPITALIZATION.  As  of  the  date  hereof,  the  authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, par value  $0.001  per share and 5,000,000 shares  of  Preferred  Stock of which 6,628,396 shares of Common Stock and 0 shares of Preferred Stock are issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and  nonassessable.  Except as  disclosed  in the SEC  Documents  (as defined  in  Section  4.5  hereof),  no shares of Common  Stock are  subject  to preemptive  rights  or  any  other  similar  rights or any liens or encumbrances suffered  or permitted by the Company. Except as disclosed in the SEC Documents, as  of  the  date  hereof, (i) except as set forth on Schedule 4.3, there are no outstanding  options,  warrants,  scrip,  rights  to  subscribe  to,  calls  or commitments  of  any  character  whatsoever relating to, or securities or rights convertible  into,  any  shares  of  capital  stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the  Company  or  any  of  its  subsidiaries  is  or  may  become bound to issue additional  shares of capital stock of the Company or any of its subsidiaries or options,  warrants,  scrip,  rights to subscribe to, calls or commitments of any character  whatsoever relating to, or securities or rights convertible into, any shares  of  capital stock of the Company or any of its subsidiaries, (ii) except as  set forth on Schedule 4.3 there are no outstanding debt securities and (iii) except as set forth on Schedule 4.3 there are no agreements or arrangements under which  the  Company or any of its subsidiaries is obligated to register the sale of  any  of  their  securities  under the Securities Act (except pursuant to the Registration  Rights  Agreement).  There  are  no  securities  or  instruments containing  anti-dilution  or  similar provisions that will be triggered by this Agreement  or  any  related  agreement  or  the consummation of the transactions described herein or therein.. The Company has furnished to the Investor true and correct  copies of the Company's Certificate of Incorporation, as amended and as in  effect  on  the  date  hereof  (the "CERTIFICATE OF INCORPORATION"), and the Company's  BY-LAWS,  as  in  effect  on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material  rights  of  the  holders  thereof  in  respect  thereto.

Section 4.4.  NO CONFLICT. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated  hereby will not (i) result in a violation  of the  Certificate  of Incorporation,  any certificate of  designations  of any  outstanding  series of preferred  stock of the Company or By-laws or (ii) conflict with or constitute a default (or an event  which with notice or lapse of time or both would  become a default)  under,  or  give to  others  any  rights  of  termination,  amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its  subsidiaries  is a party, or result in a violation of any law, rule,  regulation,  order,  judgment or decree  (including  federal and state  securities  laws and  regulations  and the rules and  regulations  of the Principal Market on which the Common Stock is quoted)  applicable to the Company or any of its  subsidiaries  or by which any  material  property or asset of the Company or any of its  subsidiaries is bound or affected and which would cause a Material Adverse Effect.  Except as disclosed in the SEC Documents,  neither the Company nor its  subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their  organizational  charter or by-laws,   respectively,   or  any  material  contract,   agreement,   mortgage, indebtedness,  indenture,  instrument, judgment, decree or order or any statute, rule or regulation  applicable to the Company or its subsidiaries.  The business of the Company and its  subsidiaries  is not being conducted in violation of any material  law,  ordinance,  regulation  of any  governmental  entity.  Except as specifically contemplated by this Agreement and as required under the Securities Act and any  applicable  state  securities  laws, the Company is not required to obtain  any  consent,   authorization  or  order  of,  or  make  any  filing  or registration with, any court or governmental  agency in order for it to execute, deliver  or  perform  any of its  obligations  under  or  contemplated  by  this Agreement or the  Registration  Rights  Agreement in  accordance  with the terms hereof  or  thereof.   All  consents,   authorizations,   orders,   filings  and registrations  which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date  hereof.  The Company and its  subsidiaries  are unaware of any fact or circumstance which might give rise to any of the foregoing.

Section 4.5.  SEC DOCUMENTS;  FINANCIAL STATEMENTS. Since December, 2001, the  Company  has filed all  reports,  schedules,  forms,  statements  and other documents required to be filed by it with the SEC under of the Exchange Act. The Company has delivered to the Investor or its representatives,  or made available through the SEC's website at http://www.sec.gov, true and complete copies of the SEC Documents.  As of their respective  dates,  the financial  statements of the Company disclosed in the SEC Documents (the "Financial  Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements  have  been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be  otherwise  indicated  in  such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes  or  may be condensed or summary statements) and fairly present in all material  respects the financial position of the Company as of the dates thereof and  the  results  of  its  operations and cash flows for the periods then ended (subject,  in  the  case  of  unaudited  statements,  to  normal  year-end audit adjustments).  No  other  information provided by or on behalf of the Company to the  Investor  which  is  not  included in the SEC Documents contains any untrue statement  of  a  material fact or omits to state any material fact necessary in order  to  make  the statements therein, in the light of the circumstances under which  they  were  made,  not  misleading.

Section 4.6. 10B-5.   The  SEC   Documents  do  not  include  any  untrue statements  of  material  fact,  nor do they  omit to state  any  material  fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

Section 4.7.  NO DEFAULT.  Except as  disclosed  in Section 4.4 or the SEC Documents, the Company is not in default in the performance or observance of any material  obligation,   agreement,   covenant  or  condition  contained  in  any indenture,  mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its  property  is bound and neither the execution,  nor the delivery by the Company,  nor the performance by the Company of its  obligations  under this  Agreement or any of the exhibits or attachments hereto will  conflict  with or result in the breach or  violation  of any of the terms or  provisions  of, or  constitute  a default or result in the creation or imposition  of any lien or charge on any  assets or  properties  of the  Company under  its  Certificate  of  Incorporation,  By-Laws,  any  material  indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument  to which  the  Company  is a party or by which it is  bound,  or any statute,  or any decree,  judgment,  order,  rules or regulation of any court or governmental  agency  or  body  having  jurisdiction  over  the  Company  or its properties,  in each  case  which  default,  lien or charge is likely to cause a Material Adverse Effect on the Company's business or financial condition.

Section 4.8. ABSENCE OF EVENTS OF DEFAULT.  Except for matters  described in the SEC Documents and/or this Agreement,  no Event of Default,  as defined in the  respective  agreement to which the Company is a party,  and no event which, with the giving of notice or the passage of time or both,  would become an Event of Default (as so defined),  has occurred and is continuing,  which would have a Material  Adverse  Effect  on the  Company's  business,  properties,  prospects, financial condition or results of operations.

Section 4.9.  INTELLECTUAL   PROPERTY   RIGHTS.   The   Company   and  its subsidiaries  own or possess  adequate  rights or licenses  to use all  material trademarks,  trade names,  service marks,  service mark  registrations,  service names, patents,  patent rights,  copyrights,  inventions,  licenses,  approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted.  The Company and its subsidiaries do not have any knowledge of any  infringement  by the Company or its  subsidiaries  of trademark,  trade name rights, patents, patent rights,  copyrights,  inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others,  and, to the knowledge of the Company,  there is no claim,  action or  proceeding  being  made or brought  against,  or to the Company's  knowledge,  being threatened against, the Company or its subsidiaries regarding trademark,  trade name, patents, patent rights, invention,  copyright, license, service names, service marks, service mark registrations,  trade secret or other  infringement;  and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

Section 4.10. EMPLOYEE  RELATIONS.  Neither  the  Company  nor  any of its subsidiaries  is involved in any labor  dispute  nor,  to the  knowledge  of the Company or any of its subsidiaries,  is any such dispute threatened. None of the Company's or its subsidiaries'  employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

Section 4.11. ENVIRONMENTAL LAWS. The Company and its subsidiaries are (i) in compliance with any and all applicable material foreign,  federal,  state and local  laws and  regulations  relating  to the  protection  of human  health and safety,  the environment or hazardous or toxic substances or wastes,  pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other  approvals  required  of them under  applicable  Environmental  Laws to conduct their  respective  businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

Section 4.12. TITLE. Except as set forth in the SEC Documents, the Company has good and marketable title to its properties and material assets owned by it, free and clear of any pledge,  lien,  security interest,  encumbrance,  claim or equitable  interest  other than such as are not  material to the business of the Company.  Any real property and  facilities  held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such  exceptions as are not material and do not interfere with the use made and proposed to be made of such  property  and  buildings by the Company and its subsidiaries.

Section 4.13. INSURANCE.  The  Company  and each of its  subsidiaries  are insured by insurers of recognized financial  responsibility  against such losses and risks and in such  amounts  as  management  of the  Company  believes  to be prudent  and  customary  in  the   businesses  in  which  the  Company  and  its subsidiaries  are engaged.  Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such  subsidiary has any reason to believe that it will not be able to renew its existing  insurance  coverage as and when such coverage expires or to obtain similar  coverage  from  similar  insurers as may be  necessary  to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise,  or the earnings,  business or operations of the Company and its subsidiaries, taken as a whole.

Section 4.14. REGULATORY PERMITS. The Company and its subsidiaries possess all material certificates,  authorizations and permits issued by the appropriate federal,  state or foreign  regulatory  authorities  necessary to conduct  their respective  businesses,  and neither the  Company  nor any such  subsidiary  has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

Section 4.15. INTERNAL  ACCOUNTING  CONTROLS.  The Company and each of its subsidiaries  maintain a system of internal  accounting  controls  sufficient to provide  reasonable  assurance that (i)  transactions are executed in accordance with  management's  general or specific  authorizations,  (ii)  transactions are recorded  as  necessary  to  permit  preparation  of  financial   statements  in conformity with generally accepted  accounting  principles and to maintain asset accountability,  (iii) access to assets is  permitted  only in  accordance  with management's   general  or  specific   authorization   and  (iv)  the   recorded accountability  for assets is compared  with the existing  assets at  reasonable intervals and appropriate action is taken with respect to any differences.

 Section 4.16. NO MATERIAL  ADVERSE  BREACHES,  ETC. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter,  corporate or other legal  restriction,  or any  judgment,  decree, order, rule or regulation which in the judgment of the Company's officers has or is expected  in the future to have a Material  Adverse  Effect on the  business, properties,  operations, financial condition, results of operations or prospects of the Company or its  subsidiaries.  Except as set forth in the SEC  Documents, neither the Company nor any of its  subsidiaries is in breach of any contract or agreement  which breach,  in the judgment of the Company's  officers,  has or is expected  to  have  a  Material  Adverse  Effect  on the  business,  properties, operations,  financial  condition,  results of  operations  or  prospects of the Company or its subsidiaries.

Section 4.17. ABSENCE  OF  LITIGATION.  Except  as set  forth  in the  SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency,  self-regulatory  organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a Material Adverse Effect on the transactions  contemplated hereby (ii) adversely affect the validity or enforceability  of, or the authority or ability of the Company to perform its  obligations  under,  this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents,  have  a  Material  Adverse  Effect  on  the  business,   operations, properties,  financial  condition or results of operation of the Company and its subsidiaries taken as a whole.

Section 4.18. Subsidiaries.  Except as disclosed in the SEC Documents, the Company does not presently own or control, directly or indirectly,  any interest in any other corporation, partnership, association or other business entity.

Section 4.19. TAX STATUS.  The Company  and each of its  subsidiaries  has made or filed all federal and state  income and all other tax  returns,  reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent  that the Company  and each of its  subsidiaries  has set aside on its books provisions  reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental  assessments and charges  that are  material  in amount,  shown or  determined  to be due on such returns,  reports and  declarations,  except those being contested in good faith and has set aside on its books provision  reasonably adequate for the payment of all taxes for periods  subsequent to the periods to which such returns,  reports or declarations  apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any  jurisdiction,  and the officers of the Company know of no basis for any such claim.

Section 4.20. CERTAIN  TRANSACTIONS.  Except  as  set  forth  in  the  SEC Documents  none of the  officers,  directors,  or  employees  of the  Company is presently a party to any  transaction  with the Company (other than for services as employees,  officers and  directors),  including  any contract,  agreement or other  arrangement  providing for the furnishing of services to or by, providing for rental of real or  personal  property  to or from,  or  otherwise  requiring payments to or from any officer,  director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer,  director,  or any such  employee has a  substantial  interest or is an officer, director, trustee or partner.

Section 4.21. FEES AND RIGHTS OF FIRST REFUSAL. Except as set forth in the SEC  Documents,  the Company is not  obligated to offer the  securities  offered hereunder on a right of first  refusal  basis or otherwise to any third  parties including,  but not limited to, current or former  shareholders  of the Company, underwriters, brokers, agents or other third parties.

Section 4.22. USE  OF  PROCEEDS.  The  Company  represents  that  the  net proceeds  from  this  offering  will be used  for  general  corporate  purposes. However,  in no event shall the net proceeds  from this  offering be used by the Company for the  payment  (or loaned to any such person for the  payment) of any judgment,  or other  liability,  incurred  by any  executive  officer,  officer, director or  employee  of the  Company,  except for any  liability  owed to such person for services rendered,  or if any judgment or other liability is incurred by such person originating from services rendered to the Company, or the Company has indemnified such person from liability.

Section 4.23. FURTHER REPRESENTATION AND WARRANTIES OF THE COMPANY. For so long  as  any  securities   issuable  hereunder  held  by  the  Investor  remain outstanding, the Company acknowledges,  represents,  warrants and agrees that it will maintain the listing of its Common Stock on the Principal Market

Section 4.24. OPINION OF COUNSEL. Investor shall receive an opinion letter from  John Ringo, Esq., counsel to the Company (updated where applicable) on the date  hereof.

Section 4.25. OPINION  OF  COUNSEL.   The  Company  will  obtain  for  the Investor, at the Company's expense, any and all opinions of counsel which may be reasonably  required in order to sell the securities  issuable hereunder without restriction.

Section 4.26. DILUTION.   The  Company  is  aware  and  acknowledges  that issuance  of shares of the  Company's  Common  Stock  could  cause  dilution  to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

ARTICLE V.
INDEMNIFICATION

      The Investor and the Company represent to the other the following with respect to itself:

Section 5.1.  Indemnification.
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(a)     In consideration of the Investor's execution and delivery of this Agreement,  and in addition to all of the Company's other obligations under this Agreement,  the Company shall defend, protect,  indemnify and hold harmless the  Investor,  and  all of its officers, directors, partners, counsel employees and agents (including, without limitation, those retained in connection with the transactions  contemplated  by  this  Agreement)  (collectively,  the  "Investor Indemnitees")  from  and  against  any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection  therewith (irrespective of whether any such Investor Indemnitee is a party  to  the  action  for  which  indemnification  hereunder  is  sought), and including  reasonable  attorneys'  fees  and  disbursements  (the  "Indemnified Liabilities"),  incurred  by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation  or  warranty  made  by  the  Company  in  this  Agreement or the Registration  Rights  Agreement or any other certificate, instrument or document contemplated  hereby  or  thereby,  (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Registration Rights Agreement  or  any other certificate, instrument or document contemplated hereby or  thereby,  or  (c) any cause of action, suit or claim brought or made against such  Investor  Indemnitee  not  arising  out  of  any  action or inaction of an Investor  Indemnitee,  and  arising  out  of  or  resulting  from the execution, delivery,  performance or enforcement of this Agreement or any other instrument, document  or  agreement  executed  pursuant  hereto  by  any  of  the  Investor Indemnitees.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the  payment  and  satisfaction of each of the Indemnified Liabilities, which is permissible  under  applicable  law.

(b)     In consideration of the Company's  execution and delivery of this Agreement, and in addition to all of the Investor's other obligations under this Agreement, the Investor shall defend, protect,  indemnify and hold harmless the Company and all of its  officers,  directors,  shareholders,  employees  and agents  (including,  without  limitation,  those retained in connection with the transactions  contemplated  by  this  Agreement)  (collectively,   the  "Company Indemnitees") from and against any and all Indemnified  Liabilities  incurred by the  Company  Indemnitees  or any of them as a result of, or arising  out of, or relating  to (a)  any  misrepresentation  or  breach  of any  representation  or warranty  made  by the  Investor  in this  Agreement,  the  Registration  Rights Agreement, or any instrument or document contemplated hereby or thereby executed by the Investor, (b) any breach of any covenant,  agreement or obligation of the Investor(s)  contained in this Agreement,  the Registration  Rights Agreement or any other  certificate,  instrument or document  contemplated  hereby or thereby executed by the Investor,  or (c) any cause of action,  suit or claim brought or made against such Company  Indemnitee  based on  misrepresentations  or due to a breach by the  Investor  and arising  out of or  resulting  from the  execution, delivery,  performance or enforcement of this Agreement or any other instrument, document  or  agreement   executed   pursuant  hereto  by  any  of  the  Company Indemnitees. To the extent that the foregoing undertaking by the Investor may be unenforceable for any reason,  the Investor shall make the maximum  contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

ARTICLE VI.
COVENANTS OF THE COMPANY

Section 6.1.  REGISTRATION   RIGHTS.   The   Company   shall   cause   the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

Section 6.2.  LISTING OF COMMON  STOCK.  The Company  shall  maintain  the Common  Stock's  authorization  for  quotation  on the National  Association  of Securities Dealers Over the Counter Bulletin Board.

Section 6.3.  EXCHANGE ACT REGISTRATION. The Company will cause its Common Stock to continue to be registered under Section 12(g) of the Exchange Act, will file in a timely  manner all  reports  and other  documents  required of it as a reporting  company  under the  Exchange Act and will not take any action or file any document  (whether or not permitted by Exchange Act or the rules there under to  terminate  or suspend  such  registration  or to  terminate  or suspend  its reporting and filing obligations under said Exchange Act.

Section 6.4.  TRANSFER AGENT  INSTRUCTIONS.  Not later than two days after each Advance Notice Date and prior to each Closing and the  effectiveness of the Registration  Statement  and resale of the  Common  Stock by the  Investor,  the Company  will  deliver  instructions  to its  transfer  agent to issue shares of Common Stock free of restrictive legends.

Section 6.5.  CORPORATE  EXISTENCE.   The  Company  will  take  all  steps necessary to preserve and continue the corporate existence of the Company.

Section 6.6.  NOTICE OF CERTAIN EVENTS AFFECTING REGISTRATION;  SUSPENSION OF RIGHT TO MAKE AN ADVANCE.  The Company will  immediately  notify the Investor upon its becoming  aware of the  occurrence  of any of the  following  events in respect  of a  registration  statement  or  related  prospectus  relating  to an offering of  Registrable  Securities:  (i) receipt of any request for additional information  by the SEC or any other  Federal  or state  governmental  authority during the period of effectiveness of the Registration  Statement for amendments or supplements to the  registration  statement or related  prospectus;  (ii) the issuance by the SEC or any other Federal or state governmental  authority of any stop order suspending the  effectiveness  of the  Registration  Statement or the initiation  of  any  proceedings   for  that  purpose;   (iii)  receipt  of  any notification  with respect to the suspension of the  qualification  or exemption from  qualification  of  any of  the  Registrable  Securities  for  sale  in any jurisdiction  or the  initiation  or  threatening  of any  proceeding  for  such purpose;  (iv) the happening of any event that makes any  statement  made in the Registration  Statement or related  prospectus of any document  incorporated  or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration  Statement,  it will not contain any untrue  statement  of a material  fact or omit to state any material fact required to be stated  therein or necessary to make the statements therein not misleading,  and that in the case of the related prospectus, it will not  contain  any  untrue  statement  of a  material  fact or omit to state  any material fact required to be stated  therein or necessary to make the statements therein,  in the light of the  circumstances  under  which they were  made,  not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the  Registration  Statement would be appropriate;  and the Company will promptly make available to the Investor any such supplement or amendment to the related  prospectus.  The  Company  shall not  deliver to the  Investor  any Advance Notice during the continuation of any of the foregoing events.

Section 6.7.  EXPECTATIONS REGARDING ADVANCE NOTICES. Within ten (10) days after the  commencement  of each calendar  quarter  occurring  subsequent to the commencement of the Commitment Period, the Company must notify the Investor,  in writing, as to its reasonable expectations as to the dollar amount it intends to raise  during such  calendar  quarter,  if any,  through the issuance of Advance Notices.  Such  notification  shall  constitute  only the  Company's  good faith estimate and shall in no way  obligate the Company to raise such amount,  or any amount,  or otherwise limit its ability to deliver Advance Notices.  The failure by the  Company  to comply  with this  provision  can be cured by the  Company's notifying  the  Investor,   in  writing,  at  any  time  as  to  its  reasonable expectations with respect to the current calendar quarter.

Section 6.8.  CONSENT  OF  INVESTOR  TO  SELL  COMMON  STOCK.  During  the Commitment  Period,  the  Company  shall not issue or sell (i) any Common  Stock without  consideration or for a consideration  per share less than its Bid Price determined  immediately  prior to its issuance,  (ii) issue or sell any warrant, option,  right,  contract,  call, or other  security or instrument  granting the holder thereof the right to acquire Common Stock without  consideration or for a consideration  per share  less than such  Common  Stock's  Bid Price  determined immediately prior to its issuance,  or (iii) file any registration  statement on Form S-8 without the prior written consent of the Investor.

Section 6.9.  CONSOLIDATION;  MERGER.  The Company  shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into,  or a transfer  of all or  substantially  all the assets of the Company to another  entity (a  "Consolidation  Event")  unless the  resulting  successor or acquiring  entity  (if  not the  Company)  assumes  by  written  instrument  the obligation to deliver to the Investor such shares of stock and/or  securities as the Investor is entitled to receive pursuant to this Agreement.

Section 6.10. ISSUANCE  OF THE  COMPANY'S  COMMON  STOCK.  The sale of the shares of Common  Stock  shall be made in  accordance  with the  provisions  and requirements of Regulation D and any applicable state securities law.

ARTICLE VII.
CONDITIONS FOR ADVANCE AND CONDITIONS TO CLOSING

Section 7.1.  CONDITIONS  PRECEDENT TO THE OBLIGATIONS OF THE COMPANY. The obligation hereunder of the Company to issue and sell the shares of Common Stock to the  Investor  incident to each  Closing is subject to the  satisfaction,  or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

(a)     ACCURACY OF THE INVESTOR'S  REPRESENTATIONS  AND WARRANTIES. The  representations and warranties of the Investor shall be true and correct in all material respects.

(b)     PERFORMANCE  BY  THE  INVESTOR.   The  Investor  shall  have performed, satisfied and complied in all respects with all covenants, agreements and conditions  required by this Agreement and the Registration Rights Agreement to be performed,  satisfied or complied with by the Investor at or prior to such Closing.

Section 7.2.  CONDITIONS  PRECEDENT TO THE RIGHT OF THE COMPANY TO DELIVER AN ADVANCE  NOTICE AND THE  OBLIGATION  OF THE  INVESTOR TO  PURCHASE  SHARES OF COMMON  STOCK.  The right of the  Company to  deliver an Advance  Notice and the obligation  of the  Investor  hereunder  to  acquire  and pay for  shares of the Company's  Common Stock incident to a Closing is subject to the  satisfaction or waiver by the Investor,  on (i) the date of delivery of such Advance  Notice and (ii) the applicable Advance Date (each a "Condition Satisfaction Date"), of each of the following conditions:

(a)     REGISTRATION  OF THE COMMON  STOCK WITH THE SEC. The Company shall have  filed  with the SEC a  Registration  Statement  with  respect to the resale  of the  Registrable  Securities  in  accordance  with  the  terms of the Registration  Rights  Agreement.   As  set  forth  in  the  Registration  Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition  Satisfaction  Date and (i) neither the Company nor the Investor  shall have received  notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the  SEC  otherwise  has  suspended  or  withdrawn  the   effectiveness  of  the Registration  Statement,  either  temporarily or permanently,  or intends or has threatened  to do so (unless  the SEC's  concerns  have been  addressed  and the Investor  is  reasonably  satisfied  that the SEC no  longer is  considering  or intends  to take  such  action),  and  (ii) no  other  suspension  of the use or withdrawal  of  the  effectiveness  of the  Registration  Statement  or  related prospectus  shall exist.  The  Registration  Statement  must have been  declared effective by the SEC prior to the first Advance Notice Date.

(b)     AUTHORITY.  The Company  shall have obtained all permits and qualifications   required  by  any  applicable  state  in  accordance  with  the Registration  Rights  Agreement  for the offer and sale of the  shares of Common Stock,  or shall have the  availability  of exemptions  there from. The sale and issuance of the shares of Common  Stock shall be legally  permitted  by all laws and regulations to which the Company is subject.

(c)     FUNDAMENTAL  CHANGES.  There shall not exist any fundamental changes to the information set forth in the  Registration  Statement which would require  the  Company to file a  post-effective  amendment  to the  Registration Statement.

(d)     PERFORMANCE   BY  THE  COMPANY.   The  Company   shall  have performed,  satisfied and complied in all material  respects with all covenants, agreements  and  conditions  required  by  this  Agreement  (including,  without limitation, the conditions specified in Section 2.5 hereof) and the Registration Rights  Agreement to be performed,  satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

(e)     NO  INJUNCTION.  No  statute,  rule,  regulation,  executive order,  decree,   ruling  or  injunction  shall  have  been  enacted,   entered, promulgated  or endorsed by any court or  governmental  authority  of  competent jurisdiction  that  prohibits  or  directly  and  adversely  affects  any of the transactions  contemplated by this Agreement,  and no proceeding shall have been commenced that may have the effect of prohibiting or adversely  affecting any of the transactions contemplated by this Agreement.

(f)     NO  SUSPENSION  OF TRADING IN OR DELISTING OF COMMON  STOCK. The trading of the Common  Stock is not  suspended  by the SEC or the  Principal Market (if the Common  Stock is traded on a Principal  Market).  The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder  approval  requirements of the Principal  Market (if the Common  Stock is traded  on a  Principal  market).  The  Company  shall not have received any notice threatening the continued listing of the Common Stock on the Principal Market (if the Common Stock is traded on a Principal Market).

(g)     MAXIMUM  ADVANCE  AMOUNT.   The  amount  of  the  individual Advance, as well as the aggregate amount of Advances in any thirty (30) calendar day period,  requested by the Company does not exceed the Maximum Advance Amount unless  waived by the  Investor.  In  addition,  in no event shall the number of shares issuable to the Investor pursuant to an Advance cause the Investor to own in excess of nine and 9/10 percent (9.9%) of the then  outstanding  Common Stock of the Company.

(h)     NO KNOWLEDGE. The Company has no knowledge of any event more likely than not to have the effect of causing such Registration  Statement to be suspended or otherwise ineffective.

(i)     OTHER.  On each  Condition  Satisfaction  Date, the Investor shall have received and been reasonably  satisfied with such other  certificates and documents as shall have been  reasonably  requested by the Investor in order for the Investor to confirm the Company's  satisfaction  of the  conditions  set forth in this Section 7.2, including, without limitation, a certificate executed by an executive officer of the Company and to the effect that all the conditions to  such  Closing  shall  have  been  satisfied  as at the  date  of  each  such certificate substantially in the form annexed hereto on EXHIBIT A.

ARTICLE VIII.
DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION

Section 8.1.  DUE   DILIGENCE   REVIEW.   Prior  to  the   filing  of  the Registration  Statement the Company  shall make  available  for  inspection  and review by the Investor,  advisors to and  representatives  of the Investor,  any underwriter  participating  in any disposition of the Registrable  Securities on behalf  of  the  Investor  pursuant  to the  Registration  Statement,  any  such registration  statement or amendment or supplement thereto or any blue sky, NASD or other filing,  all financial and other  records,  all SEC Documents and other filings with the SEC, and all other  corporate  documents and  properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's  officers,  directors and employees to supply all such information reasonably  requested  by the  Investor or any such  representative,  advisor or underwriter in connection with such Registration  Statement (including,  without limitation,  in response to all questions and other inquiries reasonably made or submitted  by any of them),  prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor  and  such   representatives,   advisors  and  underwriters  and  their respective  accountants  and  attorneys  to  conduct  initial  and  ongoing  due diligence  with  respect to the  Company and the  accuracy  of the  Registration Statement.

Section 8.2.      Non-Disclosure of Non-Public Information.
                                    ----------------------------------------

(a)     The Company shall not disclose non-public information to the Investor,  advisors  to or  representatives  of the  Investor  unless  prior  to disclosure of such information the Company  identifies such information as being non-public   information   and  provides  the   Investor,   such   advisors  and representatives  with the  opportunity  to  accept  or  refuse  to  accept  such non-public information for review. The Company may, as a condition to disclosing any  non-public  information  hereunder,  require the  Investor's  advisors  and representatives  to enter into a  confidentiality  agreement in form  reasonably satisfactory to the Company and the Investor.

(b)     Nothing   herein  shall  require  the  Company  to  disclose non-public  information to the Investor or its advisors or representatives,  and the Company  represents that it does not disseminate  non-public  information to any investors who purchase stock in the Company in a public  offering,  to money managers or to securities  analysts,  provided,  however,  that  notwithstanding anything  herein to the contrary,  the Company will,  as  hereinabove  provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters,  of any event or the  existence of any  circumstance  (without any obligation to disclose the specific event or  circumstance)  of which it becomes aware,  constituting  non-public  information  (whether or not  requested of the Company  specifically  or generally  during the course of due  diligence by such persons or entities),  which, if not disclosed in the prospectus included in the Registration  Statement  would  cause  such  prospectus  to  include a  material misstatement  or to omit a material fact required to be stated  therein in order to make the statements,  therein,  in light of the  circumstances  in which they were made,  not  misleading.  Nothing  contained  in this  Section  8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain  non-public  information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from  notifying the Company of their opinion that based on such due  diligence  by such  persons  or  entities,  that  the  Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the  Registration  Statement  or  necessary to make the statements  contained therein,  in light of the circumstances in which they were made, not misleading.

ARTICLE IX.
CHOICE OF LAW/JURISDICTION

Section 9.1.  GOVERNING  LAW.  This  Agreement  shall be  governed  by and interpreted  in  accordance  with the laws of the  State of New  Jersey  without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County,  New Jersey,  and expressly consent  to the  jurisdiction  and venue of the  Superior  Court of New  Jersey, sitting in Hudson County, New Jersey and the United States District Court of New Jersey,  sitting in Newark, New Jersey, for the adjudication of any civil action asserted pursuant to this paragraph.

ARTICLE X.
ASSIGNMENT; TERMINATION

Section 10.1. ASSIGNMENT.  Neither  this  Agreement  nor any rights of the Company hereunder may be assigned to any other Person.

Section 10.2. TERMINATION.   The  obligations  of  the  Investor  to  make Advances under Article II hereof shall terminate  twenty-four  (24) months after the  Effective  Date or thirty six (36) month  after the  Effective  Date if the Company files either an amendment to the then effective  registration  statement or a new registration statement has been declared effective.

ARTICLE XI.
NOTICES

Section 11.1. NOTICES.   Any   notices,   consents,   waivers,   or  other communications  required  or  permitted  to be  given  under  the  terms of this Agreement  must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered  personally;  (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S.  certified  mail,  return  receipt  requested; (iii) three (3) days after being sent by U.S.  certified  mail,  return  receipt requested,  or (iv)  one (1) day  after  deposit  with a  nationally  recognized overnight  delivery  service,  in each case  properly  addressed to the party to receive the same.  The addresses and facsimile  numbers for such  communications shall be:

If to the Company, to:                  CYBERLUX CORPORATION
                                                   50 Orange Road
                                                   PO BOX 2010
                                                   Pinehurst, NC 28370-2010
                                                   Attention: Donald Evans
                                                   Telephone:  (910) 235-0066
                                                   Facsimile:   (910) 235-0933

With a copy to:                            John W. Ringo, Esq.
                                                   241 Lamplighter Lane
                                                   Marietta, GA 30067
                                                   Telephone:  (770) 952-1904
                                                   Facsimile:   (770) 952-0894

If to the Investor(s):                     Cornell Capital Partners, LP
                                                   101 Hudson Street -Suite 3606
                                                   Jersey City, NJ 07302
                                                   Attention: Mark Angelo
                                                           Portfolio Manager
                                                   Telephone: (201) 985-8300
                                                   Facsimile: (201) 985-8266

With a Copy to:                           Seth A. Farbman, P.C.
                                  Seth A. Farbman, Esq.
                               301 Eastwood Road
                               Woodmere, New York 11598
                               Telephone: 516-569-6089
                              Facsimile: 516-569-6084

Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

ARTICLE XII.
MISCELLANEOUS

Section 12.1. COUNTERPARTS.  This Agreement may be executed in two or more identical  counterparts,  all of  which  shall  be  considered  one and the same agreement and shall become effective when  counterparts have been signed by each party and  delivered  to the other  party.  In the event any  signature  page is delivered  by  facsimile  transmission,  the party  using such means of delivery shall  cause  four  (4)  additional  original  executed  signature  pages  to be physically  delivered to the other party  within five (5) days of the  execution and delivery hereof.

Section 12.2. ENTIRE AGREEMENT;  AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Investor,  the Company, their affiliates  and  persons  acting on their  behalf  with  respect to the  matters discussed  herein,  and this  Agreement and the  instruments  referenced  herein contain  the entire  understanding  of the parties  with  respect to the matters covered  herein and therein  and,  except as  specifically  set forth  herein or therein,  neither  the  Company  nor  the  Investor  makes  any  representation, warranty,  covenant or undertaking with respect to such matters. No provision of this  Agreement  may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

Section 12.3. REPORTING  ENTITY FOR THE COMMON STOCK. The reporting entity relied upon for the  determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this  Agreement  shall be Bloomberg,  L.P. or any successor thereto.  The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

Section 12.4. FEES AND  EXPENSES.  The  Company  hereby  agrees to pay the following fees:

(a)     LEGAL FEES.  Each of the parties  shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged  by  such  party) in connection with this Agreement and the transactions contemplated  hereby,  except  that  the  Company  will  pay  the sum of Fifteen Thousand  Dollars  ($15,000), to Seth A. Farbman, P.C. for Investor's legal fees ($5,000  of  which  has  been paid prior to the execution of this Agreement and $10,000  which  shall be paid from the Company's draw down of its Equity Line of Credit  after  effectiveness  of  its  Registration  Statement).

(b)     Commitment Fees.
                    ---------------

(i)     On each Advance Date the Company  shall pay to the Investor, directly  from the gross  proceeds  held in  escrow,  an  amount  equal to five percent (5%) of the amount of each  Advance.  The Company  hereby agrees that if such payment,  as is described  above, is not made by the Company on the Advance Date, such payment will be made at the direction of the Investor as outlined and mandated by Section 2.3 of this Agreement.

(ii)    Earned upon the execution of this Agreement the Company  shall  issue  to  the Investor 300,000 shares of the Company's Common Stock (the "Commitment Shares") which  shares  shall  have  demand and piggy-back  registration  rights. Provided however, that if the average price per share of the Company's common stock for the first 30 days of trading is less than $1.00 per share, the Company, on the 31st day after the commencement of trading of its common stock, shall issue restricted shares of common stock to the Investor so that the aggregate value of the Investors Commitment Shares shall equal $300,000.

 (iii)    FULLY EARNED. Any Investor's Shares  issued to the  Investor shall  be  deemed  fully  earned  upon  delivery  to  the  Investor.

Section 12.5. CONFIDENTIALITY.   If  for  any  reason   the   transactions contemplated by this Agreement are not  consummated,  each of the parties hereto shall keep  confidential  any information  obtained from any other party (except information  publicly  available  or in such  party's  domain  prior to the date hereof,  and except as required by court order) and shall promptly return to the other  parties  all  schedules,  documents,  instruments,  work  papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.

            IN WITNESS  WHEREOF,  the  parties  hereto have caused this Line of Credit Agreement to be executed by the undersigned,  thereunto duly  authorized,  as of the date first set forth above.

COMPANY:
CYBERLUX CORPORATION
By: /S/ Donald Evans
-------------------------------
Name: Donald Evans
Title: CEO
INVESTOR:
CORNELL CAPITAL PARTNERS, LP
By: Yorkville Advisors, LLC
Its: General Partner
By: /s/ Mark Angelo
-------------------------------
Name: Mark Angelo
Title: Portfolio Manager

EXHIBIT A
---------

ADVANCE NOTICE/COMPLIANCE CERTIFICATE
-------------------------------------

 CYBERLUX CORPORATION
--------------------------

          The undersigned,  ________________________________  hereby certifies, with respect to the sale of shares of Common Stock of CYBERLUX CORPORATION (the "COMPANY"),  issuable in  connection  with this  Advance  Notice and  Compliance Certificate dated ___________________ (the "NOTICE"),  delivered pursuant to the Equity Line of Credit Agreement (the "Agreement"), as follows:

      1.    The undersigned is the duly elected Chief  Executive  Officer of the Company.

      2.    There are no fundamental changes to the information set forth in the Registration  Statement which would require the Company to file a post effective amendment to the Registration Statement.

      3.    The Company has performed in all material respects all covenants and agreements  to be  performed  by the  Company  on or prior to the  Advance  Date related  to the  Notice  and has  complied  in all  material  respects  with all obligations and conditions contained in the Agreement.

      4.    The Advance requested is _____________________.

      The undersigned has executed this Certificate this ____ day of __________.

                                                                  CYBERLUX CORPORATION

                                                                   By:
                                                                        ----------------------------------
                                                                   Name:   Donald Evans
                                                                        --------------------------------
                                                                   Title:  CEO
                                                                        -------------------------------